UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09088
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TEXAS CAPITAL VALUE FUNDS, INC.
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(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
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(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
First Austin Capital Management, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105 Austin, TX 78759
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(Name and address of agent for service)

Registrant's telephone number, including area code: (512)328-9321
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Date of fiscal year end: 09/30
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Date of reporting period: 09/30/05
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Item 1. Reports to Stockholders. The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Value & Growth Portfolio

Annual Report

September 30, 2005

This report is for the shareholders of the Value & Growth Portfolio.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Rafferty Capital Markets, Inc. is the Distributor of the Fund.

Distribution

We will not have a capital gains or income distribution in 2005.

Comments or Suggestions

Email Mark Coffelt, CFA at markcoffelt@firstaustin.com.

For specific questions about your account, please call the Transfer Agent at
1-888-839-7424.

Fellow Shareholders,

The net asset value of the Value and Growth Portfolio (V&G) on September 30th, 2005 was $32.91 per share.
Periods	V&G1	Russell 20002 Smaller Stocks	S&P 5002 Larger Stocks
Last Quarter	6.57	4.69	3.60
Last Six Months	10.07	9.21	5.03
Last 1 Year	25.13	17.95	12.27
Last 3 Years	30.82	24.12	16.69
Last 5 Years	18.56	6.45	-1.51
Since Inception	13.84	9.74	9.47

                                                                              (See Graph on Page 4)

1 After the maximum sales charge of 5.75%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, and since inception (11/06/95) would be: 0.45%, 3.74%, 17.94%, 28.26%, 17.16%, and 13.16% respectively.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively.  Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.
Highest comparative returns for each period are shaded

       Of course, you know the old caveat, “past performance may not be indicative of future results.”

It’s been a trying six months since our last report.  Hurricane Katrina stressed an already tight energy supply.  A number of Fed governors articulated that they needed to continue to increase interest rates, and higher consumer prices have become impossible for investors to ignore.  It should come as no surprise that opportunities to profit were limited as the market struggled to process the confusion about where to go from here.  In spite of all this, the Value & Growth portfolio was up roughly 10% in the last six months, while the S&P 500 managed a 4% gain.  For the fiscal year ending September 30th, the Value & Growth portfolio was up 25% while the S&P 500 was up 12%

Large blue-chip growth stocks have continued to lag while the small and medium size companies continue to outperform.  We have positioned the portfolio in sectors and companies where performance is somewhat less dependent on the overall economic environment.  Industries like managed care and pharmaceutical benefit managers have continued to perform well regardless of the economy.  Energy companies have also contributed to our outperformance this year.

We anticipated a productive 2005 based on our expectations of strong earnings growth and a cessation of the Federal Reserve’s tightening of monetary policy.  It appears that we were half right.  The strength of the economy has forced the Federal Reserve to continue to raise interest rates.  But, corporate earnings have exceeded the most optimistic expectations.  As a result, the market has become somewhat undervalued.  Nonetheless, investors’ enthusiasm for stocks remains muted.

We think that this is partly due to the hangover from the excesses of the late nineties.  Many investors have also decided to remain on the sidelines until the Federal Reserve is out of the picture.  While we don’t expect interest rates to come down, at some point in the next six to nine months, they are likely to plateau.  As long as they stabilize at a rate that is consistent with moderate economic activity, the risk to the stock market should be relatively small.  The current worry is that the Federal Reserve will increase rates to a level where it makes economic growth next to impossible.  The likelihood of too tight monetary policy is difficult to project.  However, as of today, interest rates do not seem to be too high to preclude continued economic growth.

Despite all of the hand-wringing by investment and economic analysts, the economy continues to perform well.  Unemployment is low, and wage growth is reasonably good.  As always, there are winners and losers.  Fortunes are improving for retirees whose income is predominantly invested in short term income securities like CD’s.  But, higher interest rates negatively impact those whose mortgages are adjustable.  Although consumer confidence is shaken, people continue to spend.  Although homes have appreciated dramatically, people are still buying and building new homes.  Although energy prices are much higher, corporate earnings are still rising sharply.

Our best guess is that the dramatically higher gas prices were temporary.  Supply eventually finds its way to premium prices.  Companies have successfully brought refining capacity back online.  We don’t expect that you’ll see $1.00 a gallon anytime in the near future, but it’s unlikely that you’ll see $3.00 a gallon again anytime soon.

The bottom-line is that the economy should be capable of handling the current stress without experiencing a major downturn.  The worry is that there isn’t much of a cushion left.  If interest rates continue to increase, and energy prices don’t came down, the consumer is probably looking at a less Merry Christmas than usual.

It is easier to predict the economy’s strength than it is to anticipate investor psychology.   Our best course of action is to position our portfolio in undervalued growth companies that are operating within a robust segment of the economy.  When psychology improves, we are confident that the Value & Growth portfolio will benefit.  The positive for long-term investors is that at the point the Fed is done raising interest rates, there is little to get in the way of a sharp rally in equities.

After 13% earnings growth in 2005, the S&P 500 is cheaper than it was at the beginning of the year.  The market is likely to soon look beyond Fed rate increases and focus on the strength of corporate earnings and the economy, making for reasonably good returns in stocks over the next year.

Average Annual Total Return

Period	TCVGX (@NAV)	Russell 2000 (smaller stocks)	S&P 500 (larger stocks)
Ending Value	$34,376	$25,090	$24,486
1 year	17.94%	17.95%	12.27%
5 years	17.16	6.45	-1.51
Since Inception	13.16	9.74	9.47

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Total Return Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from 04/01/05 to 09/30/05.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE:                                    Actual                 Hypothetical Performance
                                                                     Performance        (5% return before expenses)
                                                                 Total Return Fund              Total Return Fund

Beginning Account Value         (04/01/05)    $1,000.00                          $1,000.00

Ending Account Value                                 $1,100.70                           $1,016.41

Expenses Paid During Period1                     $8.87                                  $8.45

1Expenses are equal to the Fund's annualized expense ratio 1.68% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Sector Allocation

September 30, 2005

COMMON STOCK (long positions) - 95.65%	Shares	Market Value

CONSUMER DISCRETIONARY - 8.91%
Advertising - 0.48%
Harte-Hanks Inc	14,000	$ 370,020

Apparel & Accessory - 0.26%
Hartmax Corp*	31,000	203,050

Automobile Manufacturers - 0.36%
Toyota Motor Corp - Spon ADR	3,000	277,110

Automotive Retail - 0.56%
Autozone Inc*	5,200	432,900

Education Services - 0.37%
Career Education Corp*	8,000	284,480

Footwear - 0.77%
Rocky Shoes & Boots Inc*	4,900	140,140
Timberland Company*	13,600	459,408
		599,548

General Merchandise - 0.09%
Acme United	4,900	66,248

Homebuilding - 1.94%
Centex Corp	3,500	226,030
Hovnanian Enterprises - Cl A	12,200	624,640
MDC Holdings Inc	8,290	653,998
		1,504,668

Hotels - 0.36%
Steiner Leisure Ltd*	8,300	281,951

Household Applicances - 0.42%
Black & Decker	4,000	328,360
Common Stocks	Shares	Market Value
Housewares - 0.29%
Yankee Candle Co	9,100	$ 222,950

Leisure Products - 0.39%
Aldila Inc	12,500	303,125

Restaurants - 0.31%
Ruby Tuesday Inc	10,900	237,184

Retail – Apparel - 0.22%
Pacific Sunwear of Calf.*	8,000	171,520

Retail - Computers & Electronics - 0.17%
Grupo Elektra S.A. - Spon ADR	4,400	134,640

Retail - Home Improvements - 1.16%
Home Depot Inc+	15,200	579,728
Lowes Companies	5,000	322,000
		901,728

Retail - Internet - 0.41%
Ctrip.com International ADR	5,000	320,400

Special Consumer Services - 0.35%
H & R Block Inc	11,400	273,372

Total Consumer Discretionary		6,913,254

CONSUMER STAPLES - 8.33%
Business Equipment – 0.0%
Tidel Technologies Inc	652	202

Distilleries - 1.19%
Diageo Plc Sponsored ADR	15,900	922,359
Common Stocks	Shares	Market Value
Food Distributors - 2.04%
Central European Distribution Corp*	10,000	$ 425,900
Performance Food Group Co*	8,300	261,948
Spartan Stores Inc*	50,000	515,000
Sysco Corp+	12,000	376,440
		1,579,288

Household Products - 0.51%
Proctor & Gamble+	6,700	398,382

Packaged Foods/Meats - 2.02%
Gruma S.A. - Sponsored ADR	41,000	424,350
Pilgrim's Pride Corp	6,000	218,400
Sara Lee Corp	17,000	322,150
Seaboard Corp	225	308,925
Smithfield Foods Inc*	10,000	296,800
		1,570,625

Retail - Drugs - 1.38%
CVS Corporation	22,000	638,220
Walgreen Co	10,000	434,500
		1,072,720

Soft Drinks - 1.19%
Coca-Cola Femsa ADR	23,400	625,014
Lancer Corp - Texas*	15,000	297,000
		922,014

Total Consumer Staples		6,465,590

ENERGY - 15.62%
Coal & Consumer Fuels - 1.91%
Peabody Energy Corp	17,600	1,484,560

Common Stocks	Shares	Market Value
Oil & Gas - Drilling - 2.01%
Ensco International Inc	8,000	$ 372,720
Pioneer Drilling Company*	28,700	560,224
Pride International Inc*	12,000	342,120
Rowan Companies Inc*	8,000	283,920
		1,558,984

Oil & Gas Exploration Equipment - 1.88%
BJ Services Co	19,000	683,810
Cal Dive International Inc.*	4,000	253,640
Lufkin Industries Inc	8,000	348,400
Mitcham Industries Inc*	14,900	169,860
		1,455,710

Oil & Gas Exploration/Production - 5.21%
Berry Petroleum	10,300	686,907
Burlington Resources Inc	4,000	325,280
Chesapeake Energy Corp	10,000	382,500
Devon Energy Corporation	9,900	679,536
Nexen Inc	20,000	953,200
Petrochina Co Ltd - ADR	4,300	358,491
Pioneer Natural Resources	12,000	659,040
		4,044,954

Oil & Gas – Integrated - 2.48%
Chevron Corporation	6,000	388,380
ConocoPhillips	6,000	419,460
Occidental Petroleum	4,000	341,720
Petro-Canada+	12,000	500,760
Tesoro Corp	4,100	275,684
		1,926,004

Common Stocks
Oil & Gas - Refining/Marketing - 2.13%	Shares	Market Value
Giant Industries Inc*	2,300	$ 134,642
Sunoco Inc	10,200	797,640
Transmontaigne Oil Co*	25,900	206,941
Western Gas Resources Inc	10,000	512,300
		1,651,523

Total Energy		12,121,735
		.

FINANCIALS - 10.01%
Consumer Finance - 0.54%
EZCorp Inc*	26,100	419,166

Diversified Financial Services - 1.89%
Bancolombia SA Spons ADR	28,400	623,380
Credicorp Ltd	15,000	428,550
Unibanco Spons GDR	7,900	415,540
		1,467,470

Insurance - Life/Health - 0.78%
AFLAC Corporation	13,300	602,490

Insurance - Multi-Line - 1.43%
HCC Insurance Holdings Inc	9,750	278,167
United Fire & Casualty Co	18,500	834,535
		1,112,702

Common Stocks	Shares	Market Value
Insurance - Property/Casualty - 4.66%
Allstate Corp	9,000	$ 497,610
American Physicians Cap Inc*	8,600	422,518
Chubb Corp	4,000	358,200
FPIC Insurance Group Inc*	5,900	212,341
Kingsway Financial Services	15,000	270,000
The Navigators Group Inc*	9,278	346,255
State Auto Financial Corp	15,900	503,076
Berkley WR Corp	17,600	694,848
Zenith National Insurance Cp	5,000	313,450
		3,618,298

Reinsurance - 0.29%
Partnerre Holdings Ltd	3,500	224,175

Thrifts & Mortgage Financing - 0.42%
Fremont General Corp	15,000	327,450

Total Financials		7,771,751

HEALTH CARE - 20.35%
Biotechnology - 1.21%
Charles River Laboratories Inc*	11,000	479,820
Viropharma Inc*	22,000	457,600
		937,420

Health Care – Equipment - 2.25%
Analogic Corp	9,729	490,439
Biosite Incorporated*	5,500	340,230
Cytyc Corporation*	12,000	322,200
Medtronic Inc	5,000	268,100
Steris Corp	13,800	328,302
		1,749,271

Common Stocks	Shares	Market Value
Health Care – Facility - 4.54%
Amsburg Corp Cl A*	11,990	$ 328,046
Community Health Systems*	31,000	1,203,110
Health Mgmt. Assoc. Cl A	30,000	704,100
Lifepoint Hospitals Inc*	15,100	660,323
Medcath Corporation*	1,700	40,375
Triad Hospitals Inc*	13,000	588,510
		3,524,464

Health Care - Managed Care - 2.85%
Centene Corp*	10,000	250,300
Cigna Corp Ci	2,300	271,078
Coventry Health Care Inc*+	13,200	1,135,464
UnitedHealth Group Inc*	9,840	553,008
		2,209,850

Health Care – Services – 7.14%
Allied Healthcare Intl Inc*	40,000	226,000
Caremark RX Inc*+	22,200	1,108,446
Express Scripts Inc*	5,000	311,000
IMS Health Inc	12,000	302,040
Laboratory Corp of America H*	16,500	803,715
Lincare Holdings Inc*	6,200	254,510
Merge Technologies Inc*	26,730	456,816
Pediatrix Medical Group Inc*	9,400	722,108
Pharmaceutical Product Devel*	7,800	448,578
Quest Diagnostics Inc	18,000	909,720
		5,542,933

Health Care – Supplies - 0.71%
Immucor Inc*	11,000	301,840
Merit Medical Systems*	14,000	248,360
		550,200

Common Stocks	Shares	Market Value
Pharmaceuticals - 1.65%
Johnson & Johnson Co+	12,700	$ 803,656
Novartis AG-ADR	9,400	479,400
		1,283,056

Total Health Care		15,797,194

INDUSTRIALS - 13.53%
Aerospace - Defense - 1.79%
Armor Holdings Inc*	7,000	301,070
L-3 Communications Holdings	12,500	988,375
LMI Aerospace Inc*	12,900	101,162
		1,390,607

Airfreight & Logistics - 0.41%
ABX Air Inc*	20,000	164,000
TNT NV - ADR	6,200	155,558
		319,558

Building Products - 0.29%
Elkcorp	6,300	225,351

Commercial Printing - 0.97%
Outlook Group Corp	36,333	577,695
Quebecor World	9,300	175,026
		752,721

Construction & Engineering - 0.88%
Michael Baker Corp*	26,200	682,510

Machinery - Construction & Farming - 0.62%
Gehl Co*	12,450	346,981
Titan International Inc	10,000	137,300
		484,281

Common Stocks	Shares	Market Value
Industrial Machinery - 1.35%
Blount International Inc*	14,000	$ 246,960
DXP Enterprises Inc*	10,000	223,700
Kubota Corp ADR	2,500	87,575
Sun Hydrolics Corp	17,100	415,530
Winland Electronics Inc*	15,600	72,540
		1,046,305

Marine - 0.37%
OMI Corp	16,000	285,920

Services - Diversified/Commercial - 0.33%
Choice Point Inc*	6,000	259,020

Services – Employment - 1.89%
Barrett Business Services Inc*	24,099	550,662
Labor Ready Inc*	12,000	307,800
Manpower Inc.	7,000	310,730
Resources Connection Inc*	10,000	296,300
		1,465,492

Trade Companies & Distributors - 0.14%
Huttig Building Products Inc*	11,800	106,790

Trucking - 4.49%
Amerco*	10,615	617,687
Arkansas Best Corp	10,289	358,777
Celadon Group Inc*	17,550	391,365
CNF Transportation Inc	6,000	315,000
Frozen Food Express*	39,000	409,110
Hunt (J.B.)	10,000	190,100
Smithway Motor Xpress - Cl A*	21,699	155,148
USA Trucking Inc*	21,000	531,300
Yellow Roadway Corp*	12,500	517,750
		3,486,237

Common Stocks	Shares	Market Value

Total Industrials		$ 10,504,792

MATERIALS - 3.15%
Chemicals - Agriculture/Fertilizer - 1.19%
Terra Nitrogen Company LP	1,800	42,804
The Scotts Miracle Gro Co	10,000	879,300
		922,104

Chemicals - Commodities - 0.57%
Core Molding Technologies Inc*	31,100	176,337
Sinopec Shanghai Spons ADR	7,500	264,375
		440,712

Diverse Metal/Mining - 1.39%
Alliance Resource Partners	6,000	275,640
Anglo American Plc-Spons ADR	15,000	453,000
Cia Vale do Rio Doce ADR	8,000	350,880
		1,079,520

Total Materials		2,442,336

OTHER HOLDINGS - 2.42%
Exchange Traded Funds - 2.42%
IShares MSCI Austria Index	46,600	1,257,268
IShares MSCI Hong Kong Index	29,000	393,820
IShares MSCI Pacific Ex Jpn	2,000	206,300
IShares MSCI Singapore Free	2,200	17,556
		1,874,944

Total Other Holdings		1,874,944

Common Stocks	Shares	Market Value
TECHNOLOGY - 7.51%
Application Software - 2.59%
Captiva Software Corp*	23,000	$ 413,080
EPIQ Systems Inc*	30,631	668,369
Intuit Inc*	8,000	358,480
Henry (Jack) & Associates	12,500	242,500
Macromedia Inc*	8,000	325,360
		2,007,789

Communications Equipment - 0.75%
Corning Inc*	15,000	289,950
Netgear Inc*	12,000	288,720
		578,670

Internet Consulting & Services - 1.68%
Anteon International Corp*	15,500	662,780
First Advantage Corp - Cl A*	10,000	294,000
SRA International Inc - Cl A*	9,800	347,704
		1,304,484

Internet Software & Services - 0.51%
Click Commerce Inc*	10,000	183,300
Techteam Global Inc*	17,500	211,400
		394,700

Office Electronics - 0.24%
Par Technology Corp/Del*	8,000	184,000

Services - Data Processing - 0.40%
Per-Se Technologies Inc*	15,000	309,900

Semiconductors - 0.77%
Freescale Semiconductor - B	15,000	353,700
LSI Logic Corp*	25,000	246,250
		599,950

Common Stocks	Shares	Market Value
Systems Software - 0.57%
Webside Story*	25,000	$ 443,000

Total Technology		5,822,493

TELECOMMUNICATIONS - 3.84%
Integrated Telecommunications Services – 1.97%
CenturyTel Inc	26,000	909,480
Rostelecom ADR	4,200	62,917
Telecom C Nw Zlnd Spn ADR	16,500	554,400
		1,526,797

Wireless Telecommunications Services - 1.87%
China Mobile HK Ltd-Spons-ADR	40,000	985,600
Vodaphone Group Plc - Sp ADR	18,000	467,460
		1,453,060

Total Telecommunications		2,979,857

UTILITIES – 1.98%
Electric Utilities – 1.98%
Cemig Sa-Spons ADR	8,000	304,640
E.on Ag - Sponsored ADR	5,000	153,750
Korea Electric Power Corp - ADR	61,000	1,080,310
		1,538,700

Total Utilities		1,538,700

Total Long-Term Common Stocks (cost $62,321,612)		74,232,646

Demand Notes - 6.60%	Par Value	Market Value

American Family Demand Note	$ 876,465	$ 876,465
(2.9487% 12-31-2031)

Wisc Corp Cent Cr Union D No	2,444,610	2,444,610
(3.0000% 12-31-2031)

U.S. Bancorp CP	1,800,000	1,799,760
(2.4000% 10-03-2005)

Total Demand Notes (cost $5,120,835)	5,120,835	5,120,835

Total Securities in Long Positions (cost $67,442,447)(a)	102.25%	79,353,481

Liabilities in Excess of Other Assets	(2.25)%	(1,750,237)

Total Net Assets	100.00%	$ 77,603,244

Common Stocks	Shares	Market Value
SHORT STOCKS – (3.39)%

CONSUMER DISCRETIONARY – (1.07)%
Automobile Parts & Equipment – (0.50)%
Visteon Corp*	(40,000)	$ (391,200)

Broadcasting & Cable – (0.45)%
Emmis Communications Cl A*	(5,000)	(110,450)
Liberty Media Corp - A*	(10,000)	(80,500)
Sirius Satellite Radio Inc*	(24,000)	(157,200)
		(348,150)

Retail - Internet – (0.12)%
Alloy Inc*	(20,000)	(96,800)

Total Consumer Discretionary		(836,150)

FINANCIALS – (0.42)%
Asset Management – (0.09)%
Janus Capital Group Inc	(5,000)	(72,250)

Consumer Finance – (0.16)%
Rewards Network Inc*	(18,000)	(122,940)

Specialized Finance – (0.17)%
Morningstar Inc*	(4,000)	(128,000)

Total Financials		(323,190)

Common Stocks	Shares	Market Value
HEALTH CARE – (0.77)%
Biotechnology – (0.10)%
Enzo Biochem Inc*	(5,000)	$ (76,800)

Health Care – Supplies – (0.14)%
Align Technology Inc*	(16,300)	(109,536)

Pharmaceuticals – (0.53)%
Ariad Pharmaceuticals Inc*	(14,000)	(104,020)
Dusa Pharmaceuticals Inc*	(10,000)	(106,000)
Hollis-Eden Pharmaceuticals*	(13,000)	(83,070)
Medicines Company*	(5,000)	(115,050)
		(408,140)

Total Health Care		(594,476)

INDUSTRIALS – (0.15)%
Airlines – (0.15)%
Airtran Holdings Inc*	(9,000)	(113,940)

Total Industrials		(113,940)

TECHNOLOGY – (0.81)%
Communications Equipment – (0.18)%
Airspan Networks*	(10,000)	(50,300)
Network Equipment Tech Inc*	(20,000)	(92,200)
		(142,500)

Computer Hardware – (0.13)%
Sun Microsystems Inc*	(25,000)	(98,000)

Common Stocks	Shares	Market Value
IT Consulting & Servicing – (0.15)%
Unisys Corp*	(17,500)	$ (116,200)

Semiconductors – (0.08)%
Applied Micro Circuits Corp*	(10,000)	(30,000)
Volterra Semiconductor Corp*	(2,500)	(30,675)
		(60,675)

Services - Data Processing – (0.12)%
Electronic Data Systems Corp	(4,000)	(89,760)

Systems Software – (0.15)%
Falconstor Software Inc*	(19,000)	(115,140)

Total Technology		(622,275)

TELECOMMUNICATIONS – (0.17)%
Integrated Telecommunications Services – (0.17)%
Qwest Communications Intl*	(32,000)	(131,200)

Total Telecommunications	(32,000)	(131,200)

Total Securities Sold Short (proceeds $2,272,251)		$(2,621,231)

+A portion of the investment is held by the broker as collateral for short sales activity
*Non-income producing security
ADR - American Depository Receipt
ASSETS
Total Investments at Market Value, (Identified Cost $67,442,447) (Note 1-A)	$79,353,481
Cash	357
Deposits with Brokers for Securities Sold Short	2,380,326
Receivables:
Fund Shares Sold	448,442
Interest and Dividends	75,363
Investment Securities Sold	786,128
Other Receivables	5,669
Total Assets	83,049,766
LIABILITIES
Securities Sold Short not yet Purchased	$2,621,231
(proceeds $2,272,251)
Payables:
Investment Securities Purchased	2,567,517
Fund Shares Purchased	126,740
Advisory Fee (Note 2)	61,821
Administration Fees (Note 2)	22,607
Distribution Fees	44,175
Custody Fees	2,431
Total Liabilities	5,446,522
NET ASSETS	$77,603,244

NAV AND REPURCHASE PRICE PER SHARE	$32.91
(Applicable to 2,358,195 shares outstanding, $.0001 par value, 25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE	$34.92
(100/94.25 of net asset value)
NET ASSETS
At September 30, 2005, net assets consisted of:
Paid - In Capital	$67,113,897
Accumulated Net Realized Loss on Investments	(1,072,707)
Net Unrealized Appreciation on Investments	11,562,054
$77,603,244

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $20,398)	$782,885
Interest	56,063
Other Income	34,584
TOTAL INCOME	873,532

EXPENSES
Management Fee (Note 2)	563,843
Administrative Fee (Note 2)	233,876
Distribution Fees (Note 2)	140,961
Custody Fee	8,632
Interest Expense (Note 4)	12
TOTAL EXPENSES	947,324

NET INVESTMENT LOSS	(73,792)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain from Investments	5,171,388
Net Realized Loss on Securities Sold Short	(574,365)
Net Change in Unrealized Appreciation on Investments	7,897,501
Change in Unrealized Appreciation/Depreciation on
Securities Sold Short	(348,980)

NET GAIN ON INVESTMENTS	12,145,544

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$12,071,752

For the Year Ended September 30,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Loss	$(73,792)	$(166,432)
Net Realized Gain on Investments	4,597,023	8,479,018
Change in Unrealized Appreciation on Investments	7,548,521	686,375
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,071,752	8,998,961
DISTRIBUTIONS TO SHAREHOLDERS	-	-
CAPITAL SHARE TRANSACTIONS: (a)
Shares Sold	32,271,822	19,133,136
Shares Redeemed	(7,109,888)	(13,791,883)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS (a)	25,161,934	5,341,253

TOTAL INCREASE IN NET ASSETS	37,233,686	14,340,214
NET ASSETS:
Beginning of Year	40,369,558	26,029,344
End of Year	77,603,244	$40,369,558

(a) CAPITAL SHARE TRANSACTIONS
Shares Sold	1,060,760	778,091
Shares Redeemed	(237,363)	(549,584)
TOTAL INCREASE (DECREASE) IN SHARES	823,397	228,507

Year ended September 30,
PER SHARE OPERATING PERFORMANCE	2005	2004	2003	2002	2001

NAV, BEGINNING OF YEAR	$26.30	$19.93	$14.70	$15.15	$14.05

Net Investment Loss	(.03)	(.11)	(.20)	(.17)	(.06)
Net Realized and Unrealized Gains/(Losses)	6.64	6.48	5.43	(.28)	1.16
TOTAL FROM INVESTMENT OPERATIONS	6.61	6.37	5.23	(.45)	1.10

NAV, END OF YEAR	$32.91	$26.30	$19.93	$14.70	$15.15

TOTAL RETURN FOR FISCAL YEAR	25.1%	32.0%	35.6%	(3.0)%	7.8%

RATIOS /SUPPLEMENTAL DATA
Net Assets End of Year ($000)	$77,603	$40,370	$26,029	$20,409	$26,995

RATIOS TO AVERAGE NET ASSETS
Expenses	1.68%	1.78%	1.93%	1.81%	1.84%
Net Investment Loss	(.13)%	(.45)%	(1.28)%	(.90)%	(0.46)%

Portfolio Turnover Rate	122.0%	171.9%	260.2%	347.5%	451.6%

Average Debt Per Share	$.00	$.07	$.23	-	$.01

Average Debt Outstanding ($000)	$.27	$99	$291	$3	$18
Average Shares Outstanding (000)	1,876	1,499	1,278	1,545	1,561

  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Value & Growth Portfolio (the “V&G”) is a series of the Texas Capital Value Funds, Inc, (the “Fund”).  V&G began investment operations on November 6, 1995.  V&G’s investment objective is capital appreciation.  The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

  Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time).  Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
  Federal Income Taxes – It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

At September 30, 2005, V&G had a capital loss carryforward available for federal income tax purposes of $1,013,919, available to offset future gains, if any, of which $300,479 expires in 2007, and $713,440 expires in 2010.

  Securities Transactions, Investment Income and Other - Securities transactions are recorded on the next business date after trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to net operating losses and post-October capital losses.

  Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2005, V&G decreased paid-in capital by $73,792 due to V&G experiencing net investment losses.  Net assets were not affected by this change.
Short Sale Disclosure

  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales "against the box" (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC's positions regarding the asset segregation requirements of Section 18 of the 40 Act.

2.    TRANSACTIONS WITH AFFILIATES
Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.
The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.
In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.   The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.
Transactions with Texas Capital, Inc.
The Advisor owns an interest in Texas Capital, Inc., a registered broker-dealer.  For the year  ending September 30, 2005, V&G transacted $262,464 in commissions through Texas Capital, Inc.  All transactions were at $.06 per share through February 1, after which all transactions were at $.05 per share, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets.  For the year ending September 30, 2005, the amount paid to the Distributor was $140,961 for V&G.  The amount of sales charge retained by the distributor was $27,368.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.             PURCHASES AND SALES OF SECURITIES

For the year ending September 30, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $86,895,185 and $64,877,621, respectively, for the Value & Growth Portfolio.

4.             LINE OF CREDIT

The Fund has a $9 million secured line of credit with US Bancorp.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2005, the Fund had $0 outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 4.75% and the weighted average amount outstanding was $270.

5.             DISTRIBUTIONS TO SHAREHOLDER

As of September 30, 2005, the components of distributable earnings on a tax basis was as follows:

Capital Loss Carryforward	$(1,013,919)
Unrealized Appreciation	11,503,266
$10,489,347

There were no distributions paid in fiscal years 2004 and 2005.  The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.    AVAILABLILITY OF QUARTERLY PORTFOLIO SCHEDULE (unaudited)

Beginning with its first and third fiscal quarters ending on or after July 9, 2004, Texas Capital Value Funds will file the Funds' complete schedules of portfolio holdings with the SEC on form N-Q. The Funds' Form N-Q will be available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

7.             AVAILABLILITY OF PROXY VOTING POLICIES AND PROCEDURES (unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures and how the Fund voted proxies during the most recent twelve-month period ended June 30, free of charge, by calling toll-free 800-880-0324. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the “Fund”), a series of shares of the Texas Capital Value Funds, Inc., including the schedule of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of theFund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
Novemer 4, 2005

The Directors of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.

Name, Age, and Address	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Mark A. Coffelt, C.F.A, 50 6300 Bridgepoint Parkway, Bldg. II, Ste. 105 Austin, TX 78730	Chairman of the Board, President .	Since November, 1995	President of First Austin Capital Management, Inc. (1988-Present)	1	0
Janis A. Claflin, 64 1301 Capital of Texas Highway Ste B-127 Austin, Texas 78746	Independent Director	Since November, 1995	President and owner of Claflin & Associates (1985- Present) Chairperson of the Trustee Program Committee on the Board of Directors of the Fetzer Institute (1987-Present) Licensed Marriage and Family Therapist	1	0
Edward K. Clark, Attorney, CPA, 53 2508 Ashley Worth Blvd., Suite 200 Austin, TX 78738	Independent Director	Since November, 1995	CPA-Emergent Technologies (2002-Present) Member-Kelly, Hart & Hallman (1997-2002) Partner-Clark & Clark of Austin, Texas (1995-1997) Certified Public Accountant	1	0
John Henry McDonald, CFP, 56 7200 N. MoPac #315 Austin, TX 78731	Independent Director	Since November, 1995	President and founder of Austin Asset Management (1990-Present) CFP from the College for Financial Planning Member of the CFP Board of Standards President of the Austin Society of Certified Financial Planners	1	0

Mailing Address for Additional Purchases

Texas Capital Value Funds, Inc.
c/o U.S. Bancorp Mutual Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Questions Regarding:

Management of Portfolio

(800) 880-0324 or (512) 328-9321

Prospectus & New Account Forms,
Your Account, or Tax Information
(888) 839-7424

Marketing Information/Dealer Agreements
Texas Capital Value Funds, Inc.
6300 Bridgepoint Parkway
Building 2, Suite 105
Austin, Texas 78730
(800) 880-0324

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the
registrant has adopted a code of ethics that applies to the
registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or
persons performing similar functions, regardless of whether
these individuals are employed by the registrant or a third
party.
(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing
and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or
submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code
to an appropriate person or persons identified in the
code; and
(5) Accountability for adherence to the code.
(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code
of ethics.
(d) Waivers: During the period covered by the report, the
registrant has not granted any express or implicit waivers
from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined
that the registrant has one audit committee financial
expert serving on the audit committee, and any person who
performs a similar function.

(a)(2) The audit committee financial expert is Ed Clark.
Mr. Clark is independent as defined in Form N-CSR Item 3
(a) (2)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker ("Tait Weller") serves as independent
auditor to the Fund. This is the ninth year for which
Tait Weller has served as auditor to the Fund.

(a) Audit Fees
----------

The aggregate fees billed for each of the last two fiscal
years for professional services rendered by Tait Weller for
the audit of the annual financial statements or services
that are normally provided by Tait Weller in connection
with statutory and regulatory filings or engagements
for those fiscal years was $11,000 and $12,000 for
2004 and 2005, respectively.

(b) Audit-Related Fees
------------------

The aggregate fees billed to the Registrant in the
last fiscal year for assurance and related services by
Tait Weller that are reasonably related to the performance
of the audit of the Registrant's financial statements and
are not reported above in AUDIT FEES was $0 for 2005.

The fees billed to other entities in the investment
company complex for assurance and related services by
Tait Weller that are reasonably related to the performance
of the audit that the Audit Committee was required to
approve because the engagement related directly to the
operations and financial reporting of the Registrant was
$0 for 2004.

(c) Tax Fees
--------

The aggregate fees billed to the Registrant in the last
fiscal year for professional services rendered by Tait
Weller for tax compliance, tax advice, and tax planning
was $2,000 for 2005. The nature of the services provided
were tax compliance, tax advice and tax planning. The
Audit Committee pre-approved 100% of these services
provided by Tait Weller for 2005.

The fees billed to other entities in the investment
company complex for tax compliance, tax advice, and tax
planning that the Audit Committee was required to approve
because the engagement related directly to the operations
and financial reporting of the Registrant was $0 for 2005.

(d) All Other Fees
--------------

The aggregate fees billed to the Registrant in the last
fiscal year for products and services provided by Tait
Weller, other than services reported in AUDIT FEES,
AUDIT-RELATED FEES, and TAX FEES was $0 for 2005.

The fees billed to other entities in the investment
company complex for products and services provided by Tait
Weller, other than services reported in AUDIT FEES,
AUDIT-RELATED FEES, and TAX FEES that the Audit Committee
was required to approve because the engagement related
directly to the operations and financial reporting of the
Registrant was $0 for 2005.

(e) Audit Committee's Pre-Approval Policies and Procedures
------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit
and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the
Committee.

(g) Non-Audit Fees
--------------

Non-audit fees billed by Tait Weller for services rendered
to the Registrant for the last fiscal year of the Registrant was $0 for 2005.

Non-audit fees billed by Tait Weller for services rendered
to the Registrant's investment adviser and any entity
controlling, controlled by, or under common control with
the adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant was $4,500 for 2005.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the
Registrant's investment adviser and any entity controlling,
controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-
approved by the Audit Committee because the engagement did
not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining Tait Weller's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for the Fund is
disclosed in the Registrant's Annual Report, which is
included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES.
CONCLUSIONS ON EVALUATION OF DISCLOSURE CONTROLS
AND PROCEDURES

Item 10(a) - The certifying officer, whose certifications
are included herewith, has evaluated the registrant's
disclosure controls and procedures within 90 days of the
filing date of this report. In his opinion, based on his
evaluation, the registrant's disclosure controls and
procedures are adequately designed and are operating
effectively, to ensure that material information
relating to the registrant, including its consolidated
subsidiaries, is made known to them by others within
those entities, particularly during the period in which
this report is being prepared.

Further, in his opinion, the registrant's disclosure
controls and procedures are adequately designed, and are
operating effectively to ensure that information required
to be disclosed by the registrant in the reports it files
or submits under the Securities Exchange Act of 1934 is
recorded, processed, summarized and reported within the
time periods specified in the Securities and Exchange
Commission's rules and forms.

Item 10(b) - There were no significant changes in the
registrant's internal controls or in other factors that
could significantly affect these controls subsequent to
the date of their most recent evaluation, including any
corrective actions with regard to significant deficiencies
and material weaknesses.

ITEM 11. EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of
the Act and Section 302 of the Sarbanes-Oxley
Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the
Act and Section 906 of the Sarbanes-Oxley Act is
attached hereto.

The certification provided pursuant to Section 906 of the
Sarbanes-Oxley Act is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 ("Exchange
Act"), or otherwise subject to the liability of that section.
Such certification will not be deemed to be incorporated by
reference into any filing under the Securities Act of 1933
or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ MARK A. COFFELT Date: December 6, 2005
-------------------------------------- ------------------------
Mark A. Coffelt, President and Chairman
Texas Capital Value Funds, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark A. Coffelt
---------------------------
Principal Executive Officer and Principal Financial Officer

Date: December 6, 2005